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                                                                 Exhibit 10.4(a)

            LIST OF PURCHASERS WHO ENTERED INTO SETTLEMENT AGREEMENT
                 REFERENCED IN EXHIBIT 10.4 WITH THE REGISTRANT

                                          Debt discharged ($)     Shares issued at $0.60                Warrants issued
                                          ------------------      ----------------------                ---------------
1.   Performance Marketing Inc                   83,662                  139,437                             13,944
2.   Philip Rosenberg Sales Ltd                  36,041                   60,068                              6,007
3.   Nest Co Ltd                                277,200                  462,000                             46,200
4.   Phillips Sales Inc                          66,126                  110,210                             11,021